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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Annual Report (Form 10-K) of AFG Investment Trust D of our report dated March 11, 1998, included in the 1997 Annual Report to the Participants of AFG Investment Trust D.

                                                               ERNST & YOUNG LLP


Boston, Massachusetts
March 11, 1998